SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                  FORM 8-K


             Current Report Pursuant to Section 13 or 15 (d) of
                         The Securities Act of 1934


        Date of Report (Date of earliest event reported) March 6, 1998


                            STACEY'S BUFFET, INC.
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           (Exact Name of Registrant as Specified in its Charter)


                                   FLORIDA
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               (State or Other Jurisdiction of Incorporation)


            000-16791                              59-2736736
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     (Commission File Number)          (IRS Employer Identification No.)


12812 60th Street North, Suite 200, Clearwater, Florida            33760
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        (Address of Principal Executive Offices)                 (Zip Code)


                               (813) 507-0335
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            (Registrant's Telephone Number, Including Area Code)


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



                   INFORMATION TO BE INCLUDED IN FORM 8-K


Item 1.   Change in Control of Registrant:   Not Applicable.


Item 2.   Acquisition or Disposition of Assets:


Item 3.   Bankruptcy or Receivership:   Not Applicable.


Item 4.   Changes in Registrant's Certifying Accountant:   Not Applicable.


Item 5.   Other Events:   Peter J. Hurley, a member of the Board of Directors
          of the Company, was elected Chairman, President, and CEO, effective March 5, 1998.


Item 6.   Resignation of Registrant's Directors:   Garrett B. Hunter, a
          Director of the Company, resigned effective March 6, 1998.


Item 7.   Financial Statements and Exhibits:   Not Applicable.


Item 8.   Change in Fiscal Year:   Not Applicable.



                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Stacey's Buffet, Inc., a Florida Corporation


Dated: March 10, 1998           /s/ Peter J. Hurley
                                -----------------------
                                Peter J. Hurley
                                Chairman, President & CEO